UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 6, 2015
____________________
TransUnion
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 7.01. Regulation FD Disclosure.

On October 6, 2015, TransUnion announced that it will present at the J.P. Morgan Ultimate Services Investor Conference in New York City on Nov. 10, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Investors and others should note that TransUnion routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the TransUnion Investor Relations website. While not all of the information that the company posts to the TransUnion Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the company encourages investors, the media, and others interested in TransUnion to review the information that it shares on http://investors.transunion.com

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description

99.1        TransUnion press release issued October 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: October 6, 2015
By: /s/ Mick Forde
Name:    Mick Forde
Title:    Vice President